UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Merck & Co., Inc.
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This filing consists of (1) a Letter from Merck & Co., Inc. (“Merck”) Chairman, President and Chief Executive Officer Richard T. Clark to Merck employees, dated March 9, 2009, (2) Merck and Schering-Plough to Combine Fact Sheet, (3) Merck & Schering-Plough Transaction Talking Points For Merck Managers, (4) Merck Employee FAQs, and (5) an email to all US Field Employees of Merck from Adam Schechter and Margie McGlynn, dated March 9, 2009, each in connection with the proposed transaction between Merck and Schering-Plough Corporation.

March 9, 2009

Dear Colleagues,

Today we announced our decision to merge with our long-term partner, Schering-Plough, in a transaction valued at $41.1 billion.  The combined company will be called Merck.  This is one of the most significant and exciting milestones for both of our companies.

Many of you have heard me speak about the need to look for opportunities to grow our business, execute on the Plan to Win and build a flexible, agile organization that can respond to – and take advantage of – changes in the healthcare industry.  Today, we are significantly closer to that goal.  We have announced what I believe is an ideal combination that gives us key advantages across our business and puts us in a better position to fund innovation and drive growth for the future.

This combination has many benefits.

For Our People
Like Merck, Schering-Plough is comprised of some of the most talented and dedicated people in the industry.  The new organization will give us an opportunity to execute our strategy and mission on a larger scale and to take advantage of the key capabilities and talent that Schering-Plough brings to the table.  Merging the two companies will create a stronger, more financially sound organization that can deliver consistent, sustainable growth.  We expect this broader portfolio of products will fuel the growth of the combined company beyond the expirations of Merck’s current patents.

Schering-Plough generates about 70 percent of its revenue outside the U.S., including more than $2 billion in annual revenue from emerging markets.  This combination will dramatically accelerate our international growth efforts, including Merck’s goal of reaching top five market share in targeted emerging markets.  The combined company will have an industry-leading global team of marketing and sales professionals.  In addition, with a more geographically diverse mix of business, the combined company is expected to generate more than 50 percent of our revenue outside the U.S.

For Patients
By harnessing the strengths of both companies, the combined entity will be well-positioned to further deliver on our shared goal of discovering new therapies for patients to help them live healthier, happier lives.  Together, Merck and Schering-Plough will have a portfolio of products including cardiovascular, respiratory, oncology, neuroscience, infectious disease, immunology and women’s health.  The progress Merck and Schering-Plough have made in implementing new customer-centric selling models will increase the ability of the combined company's sales force to help physicians and healthcare systems improve patient outcomes.

For Science
Our respective companies each have a rich history in breakthrough science.  Together, we will build on this legacy.  The combined company will have a product pipeline with greater depth and scope, and numerous promising drug candidates.

Our complementary efforts will expand our already strong franchises.  In addition, our pipeline will benefit from Schering-Plough’s research efforts in important therapeutic areas, such as oncology. The merger will add high potential early-, mid- and late-stage pipeline candidates, providing a platform for sustainable growth.  Importantly, the transaction will double the number of potential medicines and vaccines Merck has in Phase III development, bringing the total to 18.  And with greater financial resources available to us through synergies, we will have the financial flexibility to invest in these candidates as well as in external R&D opportunities and to build on the strong legacies of both companies.

For Shareholders
In addition to the benefits already noted, we are funding our future.  We will begin reaping financial benefits in year one, while maintaining our dividend and freeing up cash to pursue the right licensing and research opportunities for future growth.  In fact, we expect to achieve cost savings of approximately $3.5 billion beyond 2011 – savings we can use to augment our already notable financial strength and to invest in strategic opportunities.

I look forward to joining together with an outstanding partner that we know well and that shares our commitment to patients, employees and the communities where we work and live. Merck’s integration team will be led by Adam Schechter, president of Global Pharmaceuticals, who will report to me.  Adam has deep knowledge of both companies from his time leading the cholesterol joint venture in the United States during the launch of VYTORIN (ezetimibe/simvastatin).  Schering-Plough’s integration team will be led by Brent Saunders, senior vice president and president, Consumer Health Care, who will report to Fred Hassan, chairman and chief executive officer of Schering-Plough.

We recognize that integrating companies of our size will be a significant undertaking, but we will strive to make it as seamless as possible.  A key priority is keeping the best talent from both companies.  Recognizing that the combination will result in a much larger organization, we expect that the substantial majority of Schering-Plough employees will remain with the combined company.  In addition, both Merck and Schering-Plough will institute hiring freezes immediately.

We are committed to keeping you informed throughout this process and, at the end of this letter, you will find important links to additional information, including today’s press release, a video message and a joint website designed specifically for the Merck and Schering-Plough combination.

In closing, we are confident that, together, Merck and Schering-Plough will make a meaningful difference in the future of global healthcare.

Sincerely,

Richard T. Clark
Chairman, President and Chief Executive Officer

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Forward-Looking Statements
This communication contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on both Merck’s and Schering-Plough’s managements current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements.  The forward-looking statements may include statements regarding product development, product potential or financial performance. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Merck and Schering-Plough undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect either companies’ business, particularly those mentioned in the risk factors and cautionary statements set forth in Item 1A of either companies’ 10-K for the year ended December 31, 2008, and in their periodic reports on Form 10-Q and Form 8-K, which the companies incorporate by reference.

These reports are available at www.merck.com and www.schering-plough.com.

Additional Information
In connection with the proposed transaction, Schering-Plough will file a registration statement, including a joint proxy statement of Merck and Schering-Plough, with the Securities and Exchange Commission (the “SEC”).  Investors are urged to read the registration statement and joint proxy statement (including all amendments and supplements to it) because they will contain important information.  Investors may obtain free copies of the registration statement and joint proxy statement when they become available, as well as other filings containing information about Merck and Schering-Plough, without charge, at the SEC’s Internet site (www.sec.gov). These documents may also be obtained for free from Schering-Plough’s Investor Relations web site (www.schering-plough.com) or by directing a request to Schering-Plough Investor Relations at (908) 298-7436. Copies of Merck’s filings may be obtained for free from Merck’s Investor Relations Web Site (www.merck.com) or by directing a request to Merck’s Office of the Secretary at (908) 423-1000.

Merck and Schering-Plough and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Merck and Schering-Plough shareholders in respect of the proposed transaction.

Information regarding Schering-Plough’s directors and executive officers is available in Schering-Plough’s proxy statement for its 2008 annual meeting of shareholders, filed with the SEC on April 23, 2008, and information regarding Merck’s directors and executive officers is available in Merck’s preliminary proxy statement for its 2009 annual meeting of stockholders, filed with the SEC February 25, 2009.  Additional information regarding the interests of such potential participants in the proposed transaction will be included in the registration and joint proxy statement filed with the SEC in connection with the proposed transaction.

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MERCK AND SCHERING-PLOUGH TO COMBINE

Combined Company Positioned for Sustainable Growth Through Scientific Innovation
and a Stronger, More Diversified Product Portfolio

Companies
Ticker	NYSE: MRK	NYSE: SGP
Description
Merck & Co., Inc. is a global research-driven pharmaceutical company dedicated to putting patients first. Established in 1891, Merck discovers, develops, manufactures and markets vaccines and medicines to address unmet medical needs. The Company devotes extensive efforts to increase access to medicines through far-reaching programs that not only donate Merck medicines but help deliver them to the people who need them. Merck also publishes unbiased health information as a not-for-profit service.

Schering-Plough is an innovation-driven, science-centered global health care company. Through its own biopharmaceutical research and collaborations with partners, Schering-Plough creates therapies that help save and improve lives around the world. The company applies its research-and-development platform to human prescription, animal health and consumer health care products.  Schering-Plough's vision is to Earn Trust, Every Day with the doctors, patients, customers and other stakeholders served by its colleagues around the world.

Website	www.merck.com	www.schering-plough.com
Employees	55,200	51,000
2008 Revenues	$23.9 billion	$18.5 billion
2008 Revenue by Geographic Region	United States - $13,371 million Europe, Middle East and Africa - $5,774 million Japan - $1,824 million Other - $2,883 million	United States - $5,556 million Europe and Canada - $8,903 million Latin America - $1,987 million Asia Pacific - $2,056 million
2008 R&D Investment	$4.8 billion	$3.5 billion
Headquarters	Whitehouse Station, New Jersey	Kenilworth, New Jersey
Cash and investments (as of 12/31/08)	$12 billion	$3.5 billion
Major pharmaceutical and vaccine products
Singulair (montelukast sodium)
Zetia (ezetimibe) and Vytorin  (ezetimibe/simvastatin)
Cozaar  (losartan potassium) and Hyzaar  (losartan potassium and hydrochlorothiazide)
Gardasil  (human papillomavirus (HPV) quadrivalent (types 6, 11, 16, 18) vaccine, recombinant)
Januvia (sitagliptin) and Janumet  (sitagliptin/metformin hydrochloride)
Zetia (ezetimibe) and Vytorin (ezetimibe/simvastatin) Remicade (infliximab) Nasonex (mometasone furoate monohydrate) Temodar (temozolomide) PEG-Intron (peginterferon alfa-2b)
Novel products in late stage development
CV:  MK-0859 (anacetrapib), MK-7418 (rolofylline), MK-524 A and B (extended-release niacin/laropiprant and extended-release niacin/laropiprant/simvastatin)
Oncology:  MK-8669 (deforolimus)
Neuroscience:  MK-0974 (telcagepant)
Women's Health:  MK-0822 (odanacatib) and V-503

CV: SCH-530348 (thrombin receptor antagonist) and acadesine
Immunology: Simponi (golimumab)
Infectious Diseases: vicriviroc and boceprevir
Women's Health: corifollitropin alfa,  esmirtazapine and NOMAC/E2
Neuroscience: Saphris (asenapine),  Bridion (sugammadex)
Respiratory: mometasone/formoterol, grass pollen immunotherapy tablet

Business segments	Prescription Vaccine Animal Health joint venture (Merial) Consumer Health joint venture (J&J-Merck)	Prescription Animal Health Consumer Health (OTC)
Executive Management Teams
Richard T. Clark, chairman, president and chief executive officer

Willie A. Deese, executive vice president and president, Merck Manufacturing Division

Kenneth C. Frazier, executive vice president and president, Global Human Health

Mirian Graddick-Weir, executive vice president, Human Resources

Peter N. Kellogg, executive vice president and chief financial officer

Peter S. Kim, Ph.D., executive vice president and president, Merck Research Laboratories

Bruce N. Kuhlik, executive vice president and general counsel

J. Chris Scalet, executive vice president, Global Services, and chief information officer

Fred Hassan, chairman and chief executive officer

Robert J. Bertolini, executive vice president and chief financial officer

Richard S. Bowles III, senior vice president, Global Quality Operations

C. Ron Cheeley, senior vice president, Global Human Resources

Carrie S. Cox, executive vice president and president, Global Pharmaceuticals

Thomas P. Koestler, executive vice president and president, Schering-Plough Research Institute

Raul E. Kohan, senior vice president and president, Global Animal Health

Ian McInnes, senior vice president and president, Global Supply Chain

Lori Queisser, senior vice president, Global Compliance and Business Practices

Thomas J. Sabatino, Jr., executive vice president and general counsel

Brent Saunders, senior vice president and president, Consumer Health Care

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Forward-Looking Statements
This communication contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on both Merck’s and Schering-Plough’s managements current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements.  The forward-looking statements may include statements regarding product development, product potential or financial performance. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Merck and Schering-Plough undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect either companies’ business, particularly those mentioned in the risk factors and cautionary statements set forth in Item 1A of either companies’ 10-K for the year ended December 31, 2008, and in their periodic reports on Form 10-Q and Form 8-K, which the companies incorporate by reference.

These reports are available at www.merck.com and www.schering-plough.com.

Additional Information
In connection with the proposed transaction, Schering-Plough will file a registration statement, including a joint proxy statement of Merck and Schering-Plough, with the Securities and Exchange Commission (the “SEC”).  Investors are urged to read the registration statement and joint proxy statement (including all amendments and supplements to it) because they will contain important information.  Investors may obtain free copies of the registration statement and joint proxy statement when they become available, as well as other filings containing information about Merck and Schering-Plough, without charge, at the SEC’s Internet site (www.sec.gov). These documents may also be obtained for free from Schering-Plough’s Investor Relations web site (www.schering-plough.com) or by directing a request to Schering-Plough Investor Relations at (908) 298-7436. Copies of Merck’s filings may be obtained for free from Merck’s Investor Relations Web Site (www.merck.com) or by directing a request to Merck’s Office of the Secretary at (908) 423-1000.

Merck and Schering-Plough and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Merck and Schering-Plough shareholders in respect of the proposed transaction.

Information regarding Schering-Plough’s directors and executive officers is available in Schering-Plough’s proxy statement for its 2008 annual meeting of shareholders, filed with the SEC on April 23, 2008, and information regarding Merck’s directors and executive officers is available in Merck’s preliminary proxy statement for its 2009 annual meeting of stockholders, filed with the SEC February 25, 2009.  Additional information regarding the interests of such potential participants in the proposed transaction will be included in the registration and joint proxy statement filed with the SEC in connection with the proposed transaction.

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Merck & Schering-Plough Transaction Talking Points
For Merck Managers

Announcement
●	Merck and Schering-Plough announced that our companies will combine in a stock and cash transaction, valued at $41.1 billion, creating a strong, global healthcare leader.

●	We believe this transaction will uniquely position the combined company to continue to grow by discovering, developing and delivering innovative treatments for patients around the world.

●	Customers will benefit from a formidable research and development pipeline, a significantly broader portfolio of medicines and our expanded presence in key international markets.

●
I’m sure you’re familiar with Schering-Plough, an innovation-driven, science-centered global healthcare company operating in human prescription, animal health and consumer health care product segments.  A long-time leader in the industry, Schering-Plough creates therapies that help save and improve lives around the world through its own biopharmaceutical research and collaborations with partners.

Complementary Product Portfolios and Pipelines Focused on Key Therapeutic Areas
●	Part of what makes this transaction so exciting is the complementary nature of our products and our pipelines.

●
Merck and Schering-Plough have targeted the same therapeutic areas, including cardiovascular, respiratory, oncology, neuroscience, infectious disease, immunology and women’s health.  This transaction allows us to leverage our combined capabilities and expertise in these areas.

●	The transaction will double the number of potential medicines Merck has in Phase III development, bringing the total to 18.

Robust R&D to Deliver Innovative Medicines for Patients
●
Merck and Schering-Plough both have proven track records of breakthrough research and scientific discovery.  With our combined R&D expertise and scientific leadership, we can continue to be at the forefront of drug discovery and development.

●
In addition, we will achieve substantial cost savings through this transaction, which will provide us with the financial flexibility to invest in promising drug candidates as well as external R&D opportunities.

Expanded Global Presence
●	This combination will achieve another Merck goal – expanding our global presence, particularly in high-growth emerging markets.

●
The combined company will have an industry-leading global team of marketing and sales professionals and a more geographically diverse mix of business.  In addition, the combined company is expected to generate more than 50% of its revenue outside the U.S.

Financial Strength
●	The combined company will have a strong balance sheet with robust free cash-flow.

●	By optimizing its investments, the combined company will maximize the benefits of strategic growth initiatives and R&D efforts to solidify its position at the forefront of innovation.

●	For all of these reasons– people, pipeline, product portfolio, global competitiveness, cost structure, financial strength – we believe that this is a truly unique and compelling combination.

Timing to Close / Approvals
●	The transaction is subject to approval by both companies’ shareholders as well as customary approvals.

●	We anticipate that it will close in the fourth quarter of this year.

Integration Process
●
Merck's integration team will be led by Adam Schechter, president of Global Pharmaceuticals, who will report to Dick Clark. Schering-Plough's integration team will be led by Brent Saunders, senior vice president and president, Consumer Health Care, who will report to Fred Hassan.

Conclusion
●	We are confident that, together, Merck and Schering-Plough will make a meaningful difference in the future of global healthcare.

●	I hope that you share my enthusiasm. If you have any further questions, please don’t hesitate to contact me.

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Forward-Looking Statements
This communication contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on both Merck’s and Schering-Plough’s managements current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements.  The forward-looking statements may include statements regarding product development, product potential or financial performance. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Merck and Schering-Plough undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect either companies’ business, particularly those mentioned in the risk factors and cautionary statements set forth in Item 1A of either companies’ 10-K for the year ended December 31, 2008, and in their periodic reports on Form 10-Q and Form 8-K, which the companies incorporate by reference.

These reports are available at www.merck.com and www.schering-plough.com.

Additional Information
In connection with the proposed transaction, Schering-Plough will file a registration statement, including a joint proxy statement of Merck and Schering-Plough, with the Securities and Exchange Commission (the “SEC”).  Investors are urged to read the registration statement and joint proxy statement (including all amendments and supplements to it) because they will contain important information.  Investors may obtain free copies of the registration statement and joint proxy statement when they become available, as well as other filings containing information about Merck and Schering-Plough, without charge, at the SEC’s Internet site (www.sec.gov). These documents may also be obtained for free from Schering-Plough’s Investor Relations web site (www.schering-plough.com) or by directing a request to Schering-Plough Investor Relations at (908) 298-7436. Copies of Merck’s filings may be obtained for free from Merck’s Investor Relations Web Site (www.merck.com) or by directing a request to Merck’s Office of the Secretary at (908) 423-1000.

Merck and Schering-Plough and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Merck and Schering-Plough shareholders in respect of the proposed transaction.

Information regarding Schering-Plough’s directors and executive officers is available in Schering-Plough’s proxy statement for its 2008 annual meeting of shareholders, filed with the SEC on April 23, 2008, and information regarding Merck’s directors and executive officers is available in Merck’s preliminary proxy statement for its 2009 annual meeting of stockholders, filed with the SEC February 25, 2009.  Additional information regarding the interests of such potential participants in the proposed transaction will be included in the registration and joint proxy statement filed with the SEC in connection with the proposed transaction.

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Merck Employee FAQ

1.	What was announced today?

Merck & Co., Inc. and Schering-Plough Corporation today announced that their Boards of Directors have unanimously approved a definitive merger agreement under which the companies will combine, under the name Merck, in a stock and cash transaction valued at $41.1 billion.

2.	Why are Merck and Schering-Plough combining?

We are creating a strong, global healthcare leader built for sustainable growth and success.  The combined company will benefit from a formidable research and development pipeline, a significantly broader portfolio of medicines and vaccines and an expanded presence in key international markets, particularly in high-growth emerging markets.  The broader portfolio of medicines spans important therapeutic areas including, cardiovascular, respiratory, oncology, neuroscience, infectious disease, immunology and women’s health.  In addition, Schering-Plough’s biologics expertise will accelerate Merck’s efforts in building biologics capabilities.

The combination will enable Merck to maintain its strong financial profile while positioning it to deliver superior financial performance and create meaningful value for shareholders.

3.	Why does Merck believe that Schering-Plough is the best partner?

Schering-Plough is an innovation-driven, science-centered global healthcare company.  Through its own biopharmaceutical research and collaborations with partners, Schering-Plough creates therapies that help save and improve lives around the world.  Over the last six years Schering-Plough has transformed into a strong competitor in the global pharmaceutical industry and in 2007, successfully completed its acquisition of Organon BioSciences, with its leading human and animal health business.  Through their talent and dedication, Schering-Plough employees have built a strong, diverse business with a robust R&D engine and late stage pipeline that is complementary to our own.

We look forward to joining together with an outstanding partner we know well and that shares our commitment to improving the health and well-being of people throughout the world.  The Schering-Plough and Merck pipelines are remarkably complementary and will greatly increase our ability to deliver important new medicines to patients. With our combined R&D expertise and scientific leadership, we can continue to be at the forefront of drug discovery and development.

4.	What are the terms of the transaction?

Under the terms of the agreement, Schering-Plough shareholders will receive 0.5767 shares of Merck and $10.50 in cash for each share of Schering-Plough.  Based on the closing price of Merck stock on March 6, 2009, the consideration is equal to $23.61 per share, or $41.1 billion in the aggregate. This price represents a premium to Schering-Plough shareholders of approximately 34 percent based on the closing price of Schering-Plough stock on March 6, 2009.  The consideration also represents a premium of approximately 44 percent based on the average closing price of the two stocks over the last 30 trading days.

5.	How long before the transaction is completed?

We intend to move forward expeditiously so that we can begin to capture the benefits of this transaction quickly.  We expect to receive all necessary regulatory approvals and to complete the transaction in the fourth quarter of 2009.

6.	What are the integration plans? What can we expect in the interim period?

Following the close of the transaction, the Board of Directors of the combined company will be comprised of the current Merck Board and three representatives from Schering-Plough’s Board.  Richard T. Clark will serve as chairman, president and chief executive officer of the combined company.  Fred Hassan is committed to continuing the strong operations at Schering-Plough and intends to participate in the integration planning until the close.

Merck’s integration team will be led by Adam Schechter, president of Global Pharmaceuticals, who will report to Mr. Clark.  Schering-Plough’s integration team will be led by Brent Saunders, senior vice president and president, Consumer Health Care, who will report to Mr. Hassan.  A key priority is keeping the best talent from both companies.  Recognizing that the combination will result in a much larger organization, Merck expects that the substantial majority of Schering-Plough employees will remain with the combined company.  In addition, both Merck and Schering-Plough will institute hiring freezes immediately.

Both Merck and Schering-Plough will continue to operate as independent companies until the transaction closes, and we expect that between now and then the day-to-day operations of each company will continue normally.  As always, we appreciate your efforts and will rely on you to stay focused on your jobs and to continue serving the patients and customers who depend on Merck.

7.	How will this transaction benefit employees?

For employees of the combined company, we believe this transaction represents an exciting opportunity.  We will be a larger healthcare leader with a formidable research and development pipeline, a significantly broader portfolio of medicines and an expanded presence in key international markets, particularly in high-growth emerging markets.  As a result, our people will have the opportunity to execute our strategy and mission on a larger scale than before, and take advantage of key capabilities and talent that this combination will bring.

In addition, we will be able to maintain a strong financial profile while positioning the company to deliver superior financial performance and create meaningful value for shareholders, customers and employees.

8.	How will staffing at various levels throughout the combined company be determined? Will any of our facilities be impacted? Will there be any layoffs?

While we expect the substantial majority of Schering-Plough employees to remain with the combined company, in any combination of two companies in the same industry, there will be some overlap and therefore job reductions.  We are committed to treating all employees with respect and dignity.  We will communicate new information when it becomes available and will provide answers to questions as soon as decisions are made.

Our goal is to ensure we keep the best talent, recognizing that we will be a much larger organization with strengthened capabilities.  We will integrate Schering-Plough’s talent into Merck across each division and function.  For Merck employees, we will not undertake a complete top-down review of our people, but we will find ways to strategically retain and deploy Schering-Plough's top talent to help us drive our combined business.

In addition, effective immediately, Merck and Schering-Plough will implement respective hiring freezes except for absolutely “critical” jobs.  The one exception to the hiring freeze relates to Merck's BRGOS initiative where there is a critical need to fill jobs now.  Even in this case, we will strive to keep vacancies open until the close of our transaction with Schering-Plough so that we can offer these opportunities to Schering-Plough employees wherever possible.  We will proactively find ways to take advantage of Schering-Plough’s key talent to fill current Merck vacancies at closing.

9.	What will happen to Merck’s 2008 restructuring program?

We will continue the implementation of Merck’s 2008 restructuring program.  Merck and Schering-Plough have previously committed to productivity increases, efficiency improvements and cost savings, including job reductions, through their respective restructuring plans.  Therefore, savings announced as part of the merger are in addition to those previously announced restructuring plans.

10.	What is the impact on jobs in my market, plant or research site?

At this time, it’s premature to discuss any specific plans.  A key priority is keeping the best talent from both companies, recognizing that Merck will be a much larger organization.

11.	What can you tell me about decisions to close plants or R&D sites, especially given plans currently under way?

At this time, it’s premature to discuss any specific plans.  Merck’s integration team will be led by Adam Schechter, president of Global Pharmaceuticals, who will report to Mr. Clark.  Schering-Plough’s integration team will be led by Brent Saunders, senior vice president and president, Consumer Health Care, who will report to Fred Hassan, chairman and chief executive officer of Schering-Plough.  A key priority is keeping the best talent from both companies, recognizing that Merck will be a much larger organization

12.	How does this transaction benefit patients and healthcare providers?

This combination will create a stronger global company that advances our ability to provide lifesaving therapies for patients.  By harnessing the strengths of both companies, the combined entity will be well-positioned to further deliver on our shared goal of discovering new therapies for patients to help them live healthier, happier lives.

13.	How does the transaction affect our partners?

In the short-term, nothing will change in terms of their interactions with Merck.  As we move closer to the execution of the agreement later this year, we will strive to minimize any disruption to our interactions with our partners. We are reaching out to our partners to let them know about today's announcement and how we believe it strengthens Merck's position as a leader in healthcare.

14.	I am a Merck representative. What should I do differently in my interactions with JV or Schering-Plough representatives?

Nothing.  Until the merger is executed, Merck, Schering-Plough and JV staff should continue to perform their jobs the same way as they did before the announcement.  It’s important that you do not start to share information or plan activities as if the merger has been completed until the merger has actually been completed.

15.	Who will lead the combined company?

Following the close of the transaction, the Board of Directors of the combined company will be comprised of the current Merck Board and three representatives from Schering-Plough.  Richard Clark will serve as chairman, president and chief executive officer of the combined company.  Fred Hassan, chairman and chief executive officer of Schering-Plough, is committed to continuing the strong operations at Schering-Plough and intends to participate in the integration planning until the close.

16.	What approvals are required?

The transaction is subject to approval by Merck and Schering-Plough shareholders and the satisfaction of customary closing conditions and regulatory approvals, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and clearance by the European Commission under the EC Merger Regulation and certain other foreign jurisdictions.

17.	What can I tell my friends, family and neighbors about the transaction?

We are creating a strong, global healthcare leader built for sustainable growth and success.  The benefits gained through this transaction will enable the combined company to continue to discover, develop and deliver innovative new treatments for patients.  In addition, we will be able to maintain a strong financial profile while positioning the company to deliver superior financial performance and create meaningful value for shareholders.

18.	What should I say if I’m contacted by media, financial community, or other third parties about the transaction?

As always, should you be contacted by members of the media or financial community or other third parties regarding this transaction, please refer all inquiries directly to the Merck Media Relations line at 908-423-6022.

19.	If I have additional questions, who can I ask?

We encourage you to speak with your manager or any member of the management team.  We will do our best to share information as it becomes available.

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Forward-Looking Statements
This communication contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on both Merck’s and Schering-Plough’s managements current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements.  The forward-looking statements may include statements regarding product development, product potential or financial performance. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Merck and Schering-Plough undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect either companies’ business, particularly those mentioned in the risk factors and cautionary statements set forth in Item 1A of either companies’ 10-K for the year ended December 31, 2008, and in their periodic reports on Form 10-Q and Form 8-K, which the companies incorporate by reference.

These reports are available at www.merck.com and www.schering-plough.com.

Additional Information
In connection with the proposed transaction, Schering-Plough will file a registration statement, including a joint proxy statement of Merck and Schering-Plough, with the Securities and Exchange Commission (the “SEC”).  Investors are urged to read the registration statement and joint proxy statement (including all amendments and supplements to it) because they will contain important information.  Investors may obtain free copies of the registration statement and joint proxy statement when they become available, as well as other filings containing information about Merck and Schering-Plough, without charge, at the SEC’s Internet site (www.sec.gov). These documents may also be obtained for free from Schering-Plough’s Investor Relations web site (www.schering-plough.com) or by directing a request to Schering-Plough Investor Relations at (908) 298-7436. Copies of Merck’s filings may be obtained for free from Merck’s Investor Relations Web Site (www.merck.com) or by directing a request to Merck’s Office of the Secretary at (908) 423-1000.

Merck and Schering-Plough and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Merck and Schering-Plough shareholders in respect of the proposed transaction.

Information regarding Schering-Plough’s directors and executive officers is available in Schering-Plough’s proxy statement for its 2008 annual meeting of shareholders, filed with the SEC on April 23, 2008, and information regarding Merck’s directors and executive officers is available in Merck’s preliminary proxy statement for its 2009 annual meeting of stockholders, filed with the SEC February 25, 2009.  Additional information regarding the interests of such potential participants in the proposed transaction will be included in the registration and joint proxy statement filed with the SEC in connection with the proposed transaction.

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Email To Merck Employees

To        :           All US Field Employees

From    :           Adam Schechter/Margie McGlynn

Re        :           Combination of Merck and Schering-Plough

Date     :           March 9, 2009

As you know, this morning we announced that the Boards of Directors of Merck and Schering-Plough unanimously approved a definitive merger agreement under which Merck and Schering-Plough will combine, under the name Merck, and to be led by Dick Clark.  This strategic combination creates a strong, global healthcare leader built for sustainable growth and success.

The link to the news release that you received earlier was being provided to you for your background information only. You are not to provide copies of the news release or any other document related to the merger to your customers.

The purpose of this bulletin is to provide specific direction related to customer interactions and interactions with other representatives.

We believe that once the companies are combined, the resulting broader, more diverse product portfolio will increase Merck's ability to help our customers improve patient outcomes and make a meaningful difference in the future of healthcare.

Adam Schechter, president, Global Pharmaceuticals, is leading the transition effort. The progress we have already made in implementing our new commercial model across Merck will help ensure the smooth and efficient integration of the two commercial operations.

We will continue to keep you informed as the transition progresses.  For additional information on the transaction, you may refer to our joint web site, www.ANewMerck.com. Again, this is for your background information only; it is not for use in discussions with customers.

Direction Regarding Interaction with Schering-Plough or JV
Until the merger is executed, Merck, SGP and JV staff should continue to perform their jobs the same way that they did before the announcement. It is important that you do not start to share information or plan activities as if the merger has been completed until the merger has actually been completed and you have received specific direction regarding what to do.

Direction Regarding Communications with Customers
In your interactions with customers, do not proactively discuss the merger agreement.

If asked about the merger:
"On March 9, Merck and Schering-Plough announced that the two companies had entered into an agreement to merge the two companies.  Merck's leadership team believes that the combined company will be positioned for sustainable growth through scientific innovation and a stronger, more diversified product portfolio.  Information about the merger is available at the two companies' websites and www.anewmerck.com. Merck and Schering-Plough expect to complete the transaction in the fourth quarter of this year."

Forward Looking Statement
This communication contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements.  The forward-looking statements may include statements regarding product development, product potential or financial performance. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Merck’s business, particularly those mentioned in the risk factors and cautionary statements set forth in Item 1A of Merck’s Form 10-K for the year ended December 31, 2008, and in its periodic reports on Form 10-Q and Form 8-K, which the Company incorporates by reference.  These reports are available at www.merck.com and www.schering-plough.com.

Additional Information
In connection with the proposed transaction, Schering-Plough will file a registration statement, including a joint proxy statement of Merck and Schering-Plough, with the Securities and Exchange Commission (the “SEC”).  Investors are urged to read the registration and joint proxy statement (including all amendments and supplements to it) because it will contain important information.  Investors may obtain free copies of the registration and joint proxy statement when it becomes available, as well as other filings containing information about Merck and Schering-Plough, without charge, at the SEC’s Internet site (www.sec.gov). These documents may also be obtained for free from Schering-Plough’s Investor Relations Web Site (www.schering-plough.com) or by directing a request to Schering-Plough at Investor Relations (908) 298-7436. Copies of Merck’s filings may be obtained for free from Merck’s Investor Relations Web Site (www.merck.com) or by directing a request to Merck's Office of the Secretary (908) 423-1000.

Merck and Schering-Plough and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Merck and Schering-Plough shareholders in respect of the proposed transaction.
Information regarding Schering-Plough’s directors and executive officers is available in Schering-Plough’s proxy statement for its 2008 annual meeting of shareholders, filed with the SEC on April 23, 2008 and information regarding Merck’s directors and executive officers is available in Merck’s preliminary proxy statement for its 2009 annual meeting of stockholders, filed with the SEC on February 25, 2009.  Additional information regarding the interests of such potential participants in the proposed transaction, which may be different than those of Schering-Plough’s or Merck’s Shareholders, will be included in the registration and proxy statement filed with the SEC in connection with the proposed transaction when it becomes available.